UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 21, 2005



                          FREESCALE SEMICONDUCTOR, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                      001-32241             20-0443182
 (State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                           Identification Number)

              6501 William Cannon Drive West, Austin, Texas 78735
          (Address of principal executive offices, including zip code)

                                 (512) 895-2000
              (Registrant's telephone number, including area code)

                                       NA
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2--Financial Information.

Item 2.02.  Results of Operations and Financial Condition.

         On April 21, 2005, Freescale Semiconductor, Inc. (the "Company") issued a press release announcing our financial results for our fiscal first quarter ended April 1, 2005. A copy of our press release is attached as Exhibit 99.1 to this report.

Section 9--Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits.

    (c) Exhibits

    99.1   Press release of Freescale Semiconductor, Inc., dated April 21, 2005.


         The information in Item 2.02 above and the attached exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            FREESCALE SEMICONDUCTOR, INC.



                            By:      /s/ John D. Torres
                                 ---------------------------------------------
                            Name:   John D. Torres
                            Title:  Senior Vice President, General Counsel and
                                    Secretary


Date:  April 21, 2005

                                  Exhibit Index


Exhibit Number                         Description
--------------   ---------------------------------------------------------------
     99.1        Press release of Freescale Semiconductor, Inc., dated April 21,
                 2005.